UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN A PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[  ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

WOLVERINE TECHNOLOGIES CORP.

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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(2)  Aggregate number of securities to which transaction applies:  N/A

(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):  N/A

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[  ]  Fee paid previously with preliminary materials.

[  ]  Check box if any part of the fee if offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4)  Date Filed: N/A

WOLVERINE TECHNOLOGIES CORP.
#55, 11020 Williams Road
Richmond, British Columbia V7A 1X8

NOTICE OF ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 4, 2022 at 2:00 p.m. (Pacific Time)

NOTICE IS HEREBY GIVEN that Wolverine Technologies Corp., a Nevada corporation, will hold an annual and special meeting of stockholders on Wednesday, May 4, 2022 at 2:00 p.m. (local time) at 814, 13th Ave NE, Meeting Room, Calgary, AB, (the "Meeting").  The Meeting is being held for the following purposes:

1. to elect Bruce Costerd, Richard Haderer, Luke Rich and Craig Young to serve as directors of Wolverine;

2. to ratify the appointment of Sadler, Gibb & Associates, LLC, Certified Public Accountants as our independent public accounting firm for the year ending May 31, 2021;

3. to vote on a non-binding advisory resolution to approve executive compensation (the "Say-on-Pay Proposal");

4. to approve an amendment to our Articles of Incorporation to increase the authorized number of shares of our common stock from 2,000,000,000 shares of common stock, par value $0.001 to 5,000,000,000 shares of common stock, par value of $0.001 per share (the "Amendment"); and

5. to transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Our board of directors recommends that you vote "for" each of the nominees and vote "for" each proposal.

Our board has fixed the close of business on March 30, 2022 as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting.  At the Meeting, each holder of record of shares of common stock, $0.001 par value per share, will be entitled to one vote per share of common stock held on each matter properly brought before the Meeting.

THE VOTE OF EACH STOCKHOLDER IS IMPORTANT. YOU CAN VOTE YOUR SHARES BY ATTENDING THE MEETING OR BY COMPLETING AND RETURNING THE PROXY CARD SENT TO YOU. PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAME.

Dated:  March 30, 2022

By Order of the Board of Directors,

/s/ Richard Haderer
Richard Haderer
CFO and Director

IMPORTANT:  Please complete, date, sign and promptly return the enclosed proxy card in the prepaid envelope (if mailing within the United States) to ensure that your shares will be represented. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to Be Held on May 4, 2022-the proxy statement and the annual report are available at http://wolverinetechnologiescorp.com/indexcd24.html?page=investors.

WOLVERINE TECHNOLOGIES CORP.
#55, 11020 Williams Road
Richmond, British Columbia V7A 1X8

Proxy Statement for the Annual and Special Meeting of Stockholders

The enclosed proxy is solicited on behalf of our Board of Directors (the "Board") for use at the Annual and Special Meeting of Stockholders (the "Meeting") to be held on Wednesday, May 4, 2022 at 2:00 p.m. (local time) at 814 13 Ave NE, Meeting Room, Calgary, AB, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Annual and Special Meeting and any business properly brought before the Meeting.  Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Meeting.  We intend to mail this proxy statement and accompanying proxy card on or about April *, 2022 to all stockholders entitled to vote at the Meeting.

Unless the context requires otherwise, references to "we", "us", "our", the "Company" and "Wolverine" refer to Wolverine Technologies Corp.

Who Can Vote

You are entitled to vote if you were a holder of record of shares of our common stock, $0.001 par value per share (the "Common Stock") as of the close of business on March 30, 2022 (the "Record Date"). Your shares can be voted at the Meeting only if you are present in person or represented by a valid proxy.

Shares Outstanding and Quorum

Holders of record of Common Stock at the close of business on the Record Date will be entitled to receive notice of and vote at the Meeting.  At the Meeting, each of the shares of Common Stock represented will be entitled to one (1) vote on each matter properly brought before the Meeting.  As of March 30, 2022, the record date, there were 1,285,626,548 shares of Common Stock issued and outstanding.

In order to carry on the business of the Meeting, we must have a quorum.  Under our bylaws, a quorum is one-third of the issued and outstanding entitled to vote, represented in person or by proxy.

Proxy Card and Revocation of Proxy

In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy card, signing and dating the proxy card and returning it in the accompanying envelope.  If no directions are given and the signed proxy is returned, the proxy holders will vote the shares in favor of Proposals 1 through 4 and, at their discretion, on any other matters that may properly come before the Meeting.  The Board knows of no other business that will be presented for consideration at the Meeting.  In addition, since no stockholder proposals or nominations were received by us on a timely basis, no such matters may be brought at the Meeting.

Any stockholder giving a proxy has the power to revoke the proxy at any time before the proxy is voted.  In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the offices of our transfer agent, Empire Stock Transfer, 1859 Whitney Mesa Dr., Henderson, NV 89014, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or with the chairman of the Meeting on the day of the Meeting.  Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

Voting of Shares

Stockholders of record on March 30, 2022 are entitled to one (1) vote for each share of Common Stock held on all matters to be voted upon at the Meeting.  You may vote in person or by completing and mailing the enclosed proxy card.  All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Meeting, and not revoked or superseded, will be voted at the Meeting in accordance with the instructions indicated on those proxies.

ADVICE TO BENEFICIAL HOLDERS OF SHARES OF COMMON STOCK

THE INFORMATION SET FORTH IN THIS SECTION IS OF SIGNIFICANT IMPORTANCE TO MANY STOCKHOLDERS OF OUR COMPANY, AS A SUBSTANTIAL NUMBER OF STOCKHOLDERS DO NOT HOLD SHARES IN THEIR OWN NAME.

Stockholders who do not hold their shares in their own name (referred to in this Proxy Statement as "beneficial stockholders") should note that only proxies deposited by stockholders whose names appear on the records of our company as the registered holders of shares of common stock can be recognized and acted upon at our annual meeting.  If shares of common stock are listed in an account statement provided to a stockholder by a broker, then in almost all cases those shares of common stock will not be registered in the stockholder's name on the records of our company.  Such shares of common stock will more likely be registered under the names of the stockholder's broker or an agent of that broker.  In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depository for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee and custodian for many Canadian brokerage firms).  Beneficial stockholders should ensure that instructions respecting the voting of their shares of common stock are communicated to the appropriate person, as without specific instructions, brokers/nominees are prohibited from voting shares for their clients.

Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from beneficial stockholders in advance of stockholders' meetings, unless the beneficial stockholders have waived the right to receive meeting materials.  Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by beneficial stockholders in order to ensure that their shares of common stock are voted at our annual meeting.  The Form of Proxy supplied to a beneficial stockholder by its broker (or the agent of the broker) is similar to the Form of Proxy provided to registered stockholders by our company.  However, its purpose is limited to instructing the registered stockholder (the broker or agent of the broker) how to vote on behalf of the beneficial stockholder.  The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. ("Broadridge").  Broadridge typically applies a special sticker to proxy forms, mails those forms to the beneficial stockholders and the beneficial stockholders return the proxy forms to Broadridge.  Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at our annual meeting. A beneficial stockholder receiving a Broadridge proxy cannot use that proxy to vote shares of common stock directly at our Annual Meeting - the proxy must be returned to Broadridge well in advance of our Annual Meeting in order to have the shares of common stock voted.

Although a beneficial stockholder may not be recognized directly at our Annual Meeting for the purposes of voting shares of common stock registered in the name of his broker (or agent of the broker), a beneficial stockholder may attend at our Annual Meeting as proxyholder for the registered stockholder and vote the shares of common stock in that capacity.  Beneficial stockholders who wish to attend at our Annual Meeting and indirectly vote their shares of common stock as proxyholder for the registered stockholder should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker's agent) in accordance with the instructions provided by such broker (or agent), well in advance of our annual meeting.

Alternatively, a beneficial stockholder may request in writing that his or her broker send to the beneficial stockholder a legal proxy which would enable the beneficial stockholder to attend at our Annual Meeting and vote his or her shares of common stock.

There are two kinds of beneficial owners - those who object to their name being made known to the issuers of securities which they own (called OBOs for Objecting Beneficial Owners) and those who do not object to the issuers of the securities they own knowing who they are (called NOBOs for Non-Objecting Beneficial Owners). Pursuant to National Instrument 54-101, issuers can obtain a list of their NOBOs from intermediaries for distribution of proxy-related materials directly to NOBOs.

YOUR VOTE IS IMPORTANT.

Counting of Votes

All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes and abstentions. Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum.  An abstention is counted as a vote against that proposal.  Shares represented by proxies that reflect a broker "non-vote" will be counted as present and entitled to vote for purposes of determining a quorum.  A broker "non-vote" will be treated as not-voted for purposes of determining approval of a proposal and will not be counted as "for" or "against" that proposal.  A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions from the beneficial owner.

Solicitation of Proxies

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders.  Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares of Common Stock in their names that are beneficially owned by others to forward to these beneficial owners.  We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the Common Stock.  Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other regular employees.  No additional compensation will be paid to directors, officers or other regular employees for such services.  To date, we have not incurred costs in connection with the solicitation of proxies from our stockholders, however, our estimate for total costs is $10,000.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Proxy Statement, since June 1, 2020, being the commencement of our last completed financial year, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1. any director or officer of our corporation;

2. any proposed nominee for election as a director of our corporation; and

3. any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are listed below in the section entitled "Principal Stockholders and Security Ownership of Management". To our knowledge, no director has advised that he intends to oppose the Amendments to our authorized capital or to the Sale, as more particularly described herein.

PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

As of March 30, 2022, we had a total of 1,285,626,548 shares of common stock ($0.001 par value per share) issued and outstanding.

The following table sets forth, as of March 30, 2022, certain information with respect to the beneficial ownership of our common and preferred stock by each stockholder known by us to be the beneficial owner of more than 5% of our common and preferred stock and by each of our current directors and executive officers.  Each person has sole voting and investment power with respect to the shares of common stock and preferred stock, except as otherwise indicated.  Beneficial ownership consists of a direct interest in the shares of common and preferred stock, except as otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
Bruce Costerd #55-11020 Willams Road Richmond, BC V7A 1X8	279,539,962	21.74%
Richard Haderer 103 Huntrcroft Pl NE Calgary AB T2K 4E6	32,030,000(2)	2.49%
Luke Rich 3 Piwas Street Natuashish NL A0P 1A0	253,125,140	19.69%
Craig Young 2612 Telford Dr. Kamloops BC V1S 0A3	35,000,000	2.72%
Directors and Executive Officers as a Group	599,695,102	46.64%

(1) Based on 1,285,626,548 shares of common stock issued and outstanding as of March 30, 2022.  Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting and investment power with respect to securities.  Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(2) Includes 3,030,000 shares held by Mr. Haderer and 29,000,000 shares held by PubCo Services Inc.  Mr. Haderer has voting and dispositive control over securities held by Pubco Services Inc.

EXECUTIVE COMPENSATION DISCUSSION AND ANALYSIS

Our entire board of directors is responsible for setting and administering policies that govern executive salaries, cash bonus awards and equity incentive awards and approves the annual compensation, including equity grants for our company's executive officers.

Our compensation programs are designed to award our named executive officers for their contributions to our company's achievements aimed at long-term strategic management and enhancement of stockholder value, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.

Executive compensation is reviewed by our board of directors on an annual basis.

The particulars of the compensation paid to the following persons:

  our principal executive officer;

  each of our two most highly compensated executive officers who were serving as executive officers at the end of the years ended May 31, 2021 and 2020; and

  up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the years ended May 31, 2021 and 2020, who we will collectively refer to as the named executive officers of our company, are set out in the following summary compensation table, except that no disclosure is provided for any named executive officer, other than our principal executive officers, whose total compensation did not exceed $100,000 for the respective fiscal year:

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)*	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Bruce Costerd Chief Executive Officer and Director	2021 2020	$94,517 $89,286	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	$94,517 $89,286
Richard Haderer Former Chief Executive Officer, Chief Financial Officer and Director)	2021 2020	$31,536 $29,884	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	$31,536 $29,884

Other than as set out below, there are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. Our directors and executive officers may receive share options at the discretion of our board of directors in the future. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that share options may be granted at the discretion of our board of directors.

Stock Option Grants to our Named Executive Officers

There were no stock options granted to any named executive officer during the years ended May 31, 2021 and 2020.

Outstanding Equity Awards at Fiscal Year End

There were no outstanding equity awards granted to any named executive officer as of May 31, 2021 or 2020.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Values

There were no options exercised, by any named executive officers during the years ended May 31, 2021 or 2020.

Compensation of Directors

We have not paid any director's fees or other cash compensation for services rendered as a director since our inception to May 31, 2021.

We have no formal plan for compensating our directors for their service in their capacity as directors, although such directors are expected in the future to receive stock options to purchase common shares as awarded by our board of directors or (as to future stock options) a compensation committee which may be established. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. Our board of directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director. No director received and/or accrued any compensation for their services as a director, including committee participation and/or special assignments.

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We have no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the board of directors or a committee thereof.

Indebtedness of Directors, Senior Officers, Executive Officers and Other Management

None of our directors or executive officers or any associate or affiliate of our company during the last two fiscal years, is or has been indebted to our company by way of guarantee, support agreement, letter of credit or other similar agreement or understanding currently outstanding.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

The persons named as proxy holders in the enclosed proxy have been selected by the Board of Directors to serve as proxy and will vote the shares represented by valid proxies at the Meeting and any adjournments thereof.  It is indicated that, unless otherwise specified in the proxy, they intend to vote for the election as director each of the persons named as a nominee listed below under "Nominees for Director" unless authority to vote in the election of directors is withheld on each proxy.  Each nominee is currently a member of the Board of Directors.  Each duly elected director will hold office until the next Annual Meeting of Stockholders or until their successor shall have been elected and qualified.  Although the Board of Directors of our company does not contemplate that a nominee will be unable to serve, if such situation arises prior to the Meeting, the persons named in the enclosed proxy will vote for the election of such other person as may be nominated by the Board of Directors.

Our bylaws provide for our board of directors to consist of at least one director. Each director is elected by a plurality of votes at each annual meeting.  We currently operate with a board of directors consisting of four directors.

The nominees for election at the Meeting to fill the positions on our board of directors are Bruce Costerd, Richard Haderer, Luke Rich and Craig Young.

Our board of directors unanimously recommends a vote "FOR" the nominees: Bruce Costerd, Richard Haderer, Luke Rich and Craig Young.  The election of director will require the approval of stockholders holding at least a majority of shares of our common stock entitled to vote at the Meeting.

For further information, please refer to the heading below "Nominees for Director".

Nominees for Director

The Board of Directors unanimously recommends a vote FOR the election of the nominees listed below.

For each of our company's directors, the following table sets forth their names, ages, principal occupations, other directorships of public companies held by them and length of continuous service as a director:

Name	Position Held with the Company	Age	Date First Elected or Appointed
Bruce Costerd	Chief Executive Officer and Director	66	January 24, 2022
Richard Haderer	Chief Financial Officer & Director	58	April 13, 2015
Luke Rich	Director	56	June 14, 2010
Craig Young	Director	51	March 1, 2022

Business Experience

The following is a brief account of the education and business experience during at least the past five years of each director, executive officer and key employee of our company, indicating the person's principal occupation during that period, and the name and principal business of the organization in which such occupation and employment were carried out.

Bruce Costerd, Chief Executive Officer and Director

Mr. Costerd was appointed a director and officer on January 24, 2022.

Mr. Costerd is responsible for the financing and management of Wolverine and its mineral projects. Mr. Costerd has spent over thirty years in the financing and management of exploration projects in British Columbia and Newfoundland and Labrador and was responsible for introducing Wolverine to its current projects, the Frog Property and the Cache River Property.

Richard Haderer, Chief Financial Officer and Director

Mr. Haderer was appointed a director and officer on April 13, 2015.

Mr. Haderer has worked as a regulatory consultant for our company since February of 2006. Mr. Haderer has been President of PubCo Services Inc. since April 1996. PubCo Services Inc. provides regulatory consulting services to public traded companies. Mr. Haderer has also served as a director and officer of several public traded companies. From November 1989 to April 1996, Mr. Haderer worked as a Listing Analyst with the Alberta Stock Exchange (now the TSX Venture Exchange).

Luke Rich, Director

Mr. Rich was appointed a director on June 14, 2010.

Mr. Rich is a member of the Innu Nation and Mushuau Innu First Nations and is a former VP of the Innu Nation. Prior to joining Wolverine, Mr. Rich was also Co-CEO of the Innu Development Limited Partnership ("IDLP") from October 2007 to April 2010. IDLP participated in the construction of the mine and mill for the Voisey Bay Nickel Project. Mr. Rich is also a board member of various IDLP owned companies including Innu Mikun Airlines, Innu Keiwit Constructor LP and the Innu/SNC Lavalin Partnership.

Craig Young, Director

Mr. Young was appointed a director on March 1, 2022.

Craig Young holds a B.A. Sc. in Mining Engineering from the Technical University of Nova Scotia and has worked in the Canadian mining industry for 27 years. Craig has held senior roles at large mining operations across the country, holding positions in Mine Engineering, Mine Operations, and Capital Projects. Craig has worked with several major mining companies including Teck Resources, Detour Gold Corporation, and most recently Centerra Gold.

Information About the Board of Directors

Board and Committee Meetings

Our board of directors did not hold formal meetings during the year ended May 31, 2021, all proceedings of the board of directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors.  Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the Nevada Corporate Law and our By-laws, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

Audit Committee

Richard Haderer, Luke Rich and Craig Young are appointed effective May 4, 2022 as the members of the Company's audit committee.

Nominating Committee

We do not have a Nominating Committee, our entire board of director performs the functions of a Nominating Committee and oversees the process by which individuals may be nominated to our board of directors.

The current size of our board of directors does not facilitate the establishment of a separate committee.  We hope to establish a separate Nominating Committee consisting of independent directors, if the number of our directors is expanded.

Compensation Committee

We do not have a compensation committee, our entire board of director performs the functions of a Compensation Committee and oversees the process by which our named executive officers and directors are compensated.

Family Relationships

There are no family relationships between any director or executive officer.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has, during the past ten years:

1. been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

2. had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

3. been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

4. been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5. been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6. been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Code of Ethics

We adopted a Code of Ethics applicable to all of our directors, officers, employees and consultants, which is a "code of ethics" as defined by applicable rules of the SEC. Our Code of Ethics is attached as an exhibit to our registration statement on Form S-1 filed on July 15, 2008. If we make any amendments to our Code of Ethics other than technical, administrative, or other non-substantive amendments, or grant any waivers, including implicit waivers, from a provision of our Code of Ethics to our chief executive officer, chief financial officer, or certain other finance executives, we will disclose the nature of the amendment or waiver, its effective date and to whom it applies in a Current Report on Form 8-K filed with the SEC.

We will provide a copy of the Code of Ethics to any person without charge, upon request. Requests can be sent to: Wolverine Technologies Corp., #55, 11020 Williams Road, Richmond, British Columbia, V7A 1X8.

Audit Committee and Audit Committee Financial Expert

Our board of directors has determined that it does not have a director who qualifies as an "audit committee financial expert" as defined in Item 407(d)(5)(ii) of Regulation S-K and is "independent" as the term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended.

We believe that the members of our board of directors are collectively capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. We believe that retaining an independent director who would qualify as an "audit committee financial expert" would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development and the fact that we have not generated any material revenues to date. In addition, we currently do not have nominating, compensation or audit committees or committees performing similar functions nor do we have a written nominating, compensation or audit committee charter. Our board of directors does not believe that it is necessary to have such committees because it believes the functions of such committees can be adequately performed by our board of directors.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and persons who own more than 10% of our common stock to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% stockholders are required by the SEC regulations to furnish us with copies of all Section 16(a) reports that they file.

Based solely on the reports received by our company and on written representations from certain reporting persons, we believe that the directors, executive officers and persons who beneficially own more than 10% of our company's common stock during the fiscal year ended May 31, 2021 have been in compliance with Section 16(a).

Transactions with Related Director Independence

Except as disclosed below, no director, executive officer, shareholder holding at least 5% of shares of our common stock, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction since the year ended May 31, 2021, in which the amount involved in the transaction exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at the year end for the last three completed fiscal years.

On February 28, 2022 Wolverine entered into an agreement ("Agreement") with 86835 Newfoundland & Labrador Corp. ("86835"), a non-arm's length party, to acquire a 40% interest in the Frog Property ("Property") located in Labrador, Canada. Under the terms of the Agreement Wolverine issued 570,000,000 common shares at a deemed price of $0.002 (CDN$0.0025) per share for a purchase price of $1,140,000 (CDN$1,425,000).

86835 is an Innu owned and operated private mineral exploration company which owns mineral properties in both Newfoundland and Labrador. Bruce Costerd and Luke Rich are officers, directors and shareholders of 86835 and Wolverine.

Director Independence

We currently act with four directors, consisting of Bruce Costerd, Richard Haderer, Luke Rich and Craig Young. We have determined that only Craig Young is an "independent director" as defined in NASDAQ Marketplace Rule 4200(a)(15).

We do not have a standing audit, compensation or nominating committee, but our entire board of directors acts in such capacities.  We believe that our members of our board of directors are capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. The board of directors of our company does not believe that it is necessary to have an audit committee because we believe that the functions of an audit committee can be adequately performed by the board of directors. In addition, we believe that retaining an independent director who would qualify as an "audit committee financial expert" would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development.

PROPOSAL NO. 2 - RATIFICATION OF APPOINTMENT OF
INDEPENDENT AUDITOR

Stockholder ratification of the appointment of Sadler, Gibb & Associates, LLC, Certified Public Accounts as our independent auditor is not required by our bylaws or otherwise. However, our board of directors is submitting the selection of Sadler, Gibb & Associates, LLC, Certified Public Accountants to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, our board of directors will reconsider whether or not to retain that firm. Even if the selection is ratified, our board of directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if our board of directors determines that such a change would be in the best interests of our company and its stockholders.

Our board of directors has considered and determined that the services provided by Sadler, Gibb & Associates, LLC, Certified Public Accountants are compatible with maintaining the principal accountant's independence.

Representatives of Sadler, Gibb & Associates, LLC, Certified Public Accountants are not expected to be present at the Meeting.

Our board of directors unanimously recommends a vote "FOR" the ratification of the appointment of Sadler, Gibb & Associates, LLC, Certified Public Accountants as our independent auditors for the ensuing fiscal year.

The following table sets forth the fees billed to the company for professional services rendered by the company's independent registered public accounting firm, for the years ended May 31, 2021 and 2020:

Year Ended May 31
	2021 ($)	2020 ($)
Audit Fees	$24,000	$21,000
Audit Related Fees	Nil	Nil
Tax Fees	Nil	Nil
All Other Fees	Nil	Nil
Total	$ 24,000	$ 21,000

Audit Fees. Consist of fees billed for professional services rendered for the audits of our financial statements, reviews of our interim consolidated financial statements included in quarterly reports, services performed in connection with filings with the Securities and Exchange Commission and related comfort letters and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Tax Fees. Consist of fees billed for professional services for tax compliance, tax advice and tax planning.  These services include assistance regarding federal, state and local tax compliance and consultation in connection with various transactions and acquisitions.

We do not use Sadler, Gibb & Associates, LLC, Certified Public Accounts, for financial information system design and implementation.  These services, which include designing or implementing a system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements, are provided internally or by other service providers.  We do not engage Sadler, Gibb & Associates, LLC, Certified Public Accounts to provide compliance outsourcing services.

Effective May 6, 2003, the Securities and Exchange Commission adopted rules that require that before Sadler, Gibb & Associates, LLC, Certified Public Accountants is engaged by us to render any auditing or permitted non-audit related service, the engagement be:

  approved by our audit committee (the functions of which are performed by our entire board of directors); or

  entered into pursuant to pre-approval policies and procedures established by the board of directors, provided the policies and procedures are detailed as to the particular service, the board of directors is informed of each service, and such policies and procedures do not include delegation of the board of directors' responsibilities to management.

Our entire board of directors pre-approves all services provided by our independent auditors.  All of the above services and fees were reviewed and approved by our directors either before or after the respective services were rendered.

Our board of directors has considered the nature and amount of fees billed by Sadler, Gibb & Associates, LLC, Certified Public Accountants and believe that the provision of services for activities unrelated to the audit is compatible with maintaining Sadler, Gibb & Associates, LLC, Certified Public Accountants' independence.

PROPOSAL NO. 3 - ADVISORY VOTE ON EXECUTIVE COMPENSATION
(SAY-ON-PAY VOTE)

In accordance with requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 or, the Dodd-Frank Act, and Section 14A of the Exchange Act, Proposal 3 provides our stockholders with the opportunity to cast an advisory (non-binding) vote on executive compensation as disclosed pursuant to the compensation disclosure rules of the SEC. This proposal is commonly known as the "say-on-pay" vote.

At our company's 2019 annual meeting of stockholders, our stockholders approved the compensation of our named executive officers and indicated their preference that we should seek future advisory (non-binding) votes every two years on such executive compensation.

As described in the Executive Compensation Discussion and Analysis, our compensation program is designed to attract and retain the most qualified executives while motivating high company performance and to align our executive officers' interests with those of our stockholders. Highlights of our executive compensation program, as described in the Executive Compensation Discussion and Analysis section, include pay opportunities that are based on:

  general economic conditions;

  our overall performance and profitability;

  our historical compensation practices and current and historical compensation practices of peer companies;

  each executive's performance, skill sets and roles in the Company; and

  our need for skill sets and the market for the executive's skill sets.

The say-on-pay vote gives you as a stockholder the opportunity to express your views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we are asking stockholders to approve the following resolution:

"RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company's named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the executive compensation discussion and analysis, compensation tables and any related disclosure in this proxy statement."

Because this vote is advisory, it will not be binding on our board or us. However, our board values the opinions of our stockholders, and will carefully take into account the outcome of the vote when considering future executive compensation arrangements.

Advisory approval of this proposal requires the vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
IN FAVOR OF PROPOSAL 3

PROPOSAL NO. 4 - AMENDMENT TO OUR
CORPORATION'S ARTICLES - COMMON STOCK

Our Articles of Incorporation (the "Articles") currently authorize the issuance of 2,000,000,000 shares of common stock, $0.001 par value.  On March 30, 2022 our board of directors approved, subject to receiving the approval of a majority of the stockholders of our common stock, an amendment to our Articles to increase our authorized shares of common stock to 5,000,000,000 shares, par value $0.001 per share.

As at the date of this proxy statement, we have 1,285,626,548 shares of common stock outstanding.

Proposal No. 4 is solely to approve the Amendment to our Articles of Incorporation to increase our authorized common stock to 5,000,000,000, par value $0.001.

Reasons for the Increase to Authorized Capital

As at March 30, 2022 the Company has 1,285,626,548 common shares outstanding of 2,000,000,000 million authorized shares of common stock, and we require the authorization of additional shares of common stock to execute our business plan.

We anticipate that we will require additional equity financing from the sale of our common stock to sustain our operations and execute our business plan, including but not limited to the exploration of our mineral properties in Labrador, Canada, known as the Frog property and the Cache River Property.

The general purpose and effect of the amendment to our corporation's Articles is to increase our authorized share capital, which will enhance our company's ability to finance the development and operation of our business.

Our board of directors approved the amendment to our corporation's Articles to increase our authorized share capital so that such shares will be available for issuance for the transaction with and general corporate purposes, including financing activities, without the requirement of further action by our stockholders.  Potential uses of the additional authorized shares may include public or private offerings, conversions of convertible securities, issuance of options pursuant to employee benefit plans, acquisition transactions and other general corporate purposes.  Increasing the authorized number of shares of our common stock will give us greater flexibility and will allow us to issue such shares in most cases without the expense of delay of seeking stockholder approval.  Our company is at all times investigating additional sources of financing which our board of directors believes will be in our best interests and in the best interests of our stockholders.  Other than as set out herein, we do not currently have any agreements for any transaction that would require the issuance of additional shares of common stock.  Our common shares carry no pre-emptive rights to purchase additional shares.  The adoption of the amendment to our Articles of Incorporation will not of itself cause any changes in our capital accounts.

The amendment to our corporation's Articles to increase our authorized share capital will not have any immediate effect on the rights of existing stockholders.  However, our board of directors will have the authority to issue authorized common stock without requiring future stockholders approval of such issuances, except as may be required by applicable law or exchange regulations.  To the extent that additional authorized common shares are issued in the future, they will decrease the existing stockholders' percentage equity ownership and, depending upon the price at which they are issued, could be dilutive to the existing stockholders.

The increase in the authorized number of shares of our common stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of our company without further action by the stockholders.  Shares of authorized and unissued common stock could be issued (within limits imposed by applicable law) in one or more transactions.  Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of our company.

We do not have any provisions in our Articles, by laws, or employment or credit agreements to which we are party that have anti-takeover consequences.  We do not currently have any plans to adopt anti-takeover provisions or enter into any arrangements or understandings that would have anti-takeover consequences.  In certain circumstances, our management may issue additional shares to resist a third party takeover transaction, even if done at an above market premium and favoured by a majority of independent stockholders.

Other than as set out above, Stockholders should note that our company does not have any current plans, intentions, agreements or understandings to issue any of our common stock that will become authorized if Proposal No. 4 is approved.

Dissenters' Rights of Appraisal

Under Nevada law, our stockholders are not entitled to appraisal rights with respect to the Amendments and we will not independently provide our stockholders with any such right.

Voting Procedure

The Amendments to our Articles will require the approval of stockholders holding at least a majority of shares of our common stock entitled to be voted at the Meeting.

If Proposal No. 4 is accepted by the stockholders, the Articles of our company will be amended in substantially the same form as attached Schedule "A", with changes as may be required by the Nevada Secretary of States.

"HOUSEHOLDING" OF PROXY MATERIAL

The Securities and Exchange Commission permits companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders.  This process, commonly referred to as "householding", potentially means extra conveniences for stockholders and cost savings for companies.

A number of brokers with accountholders who are stockholders of our Company will be "householding" our proxy materials.  As indicated in the notice previously provided by these brokers to stockholders, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder.  Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent.  If at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, please notify your broker.

Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

OTHER BUSINESS

The Board knows of no other business that will be presented for consideration at the Meeting.  If other matters are properly brought before the Meeting; however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

If there are insufficient votes to approve any of the proposals contained herein, the Board may adjourn the Meeting to a later date and solicit additional proxies.  If a vote is required to approve such adjournment, the proxies will be voted in favor of such adjournment.

By Order of the Board of Directors,

/s/ Richard Haderer
Richard Haderer
CFO and Director

PROXY CARD

ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS OF
WOLVERINE TECHNOLOGIES CORP.
(the "Company")

TO BE HELD at 814 13 AVE NE, Meeting Room, CALGARY, AB
ON WEDNESDAY, MAY 4, 2022 at 2:00 p.m. (local time)
(the "Meeting")

The undersigned stockholder ("Registered Stockholder") of the Company hereby appoints, Bruce Costerd, an officer of the Company, or failing this person, Richard Haderer, an officer of the Company, or in the place of the foregoing, ___________________ [print name] as proxyholder for and on behalf of the Registered Stockholder with the power of substitution to attend, act and vote for and on behalf of the Registered Stockholder in respect of all matters that may properly come before the Meeting and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Stockholder were present at the said Meeting, or any adjournment thereof.

The Registered Stockholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Stockholder as specified herein.

☐ Please check this box only if you intend to attend and vote at the Meeting

To assist the Company in tabulating the votes submitted by proxy prior to the Meeting, we request that you mark, sign, date and return this Proxy by 2:00 p.m., May 4, 2022 using the enclosed envelope.

THIS PROXY IS SOLICITED ON BEHALF MANAGEMENT OF THE COMPANY.

PLEASE MARK YOUR VOTE IN THE BOX.

PROPOSAL 1: Election of Directors:
a) Bruce Costerd	FOR	☐	WITHHELD	☐
b) Richard Haderer	FOR	☐	WITHHELD	☐
c) Luke Rich	FOR	☐	WITHHELD	☐
d) Craig Young	FOR	☐	WITHHELD	☐

PROPOSAL 2: To ratify the appointment of Sadler, Gibb & Associates, LLC, Certified Public Accountants as the Company's independent public accounting firm for the fiscal year ending May 31, 2021	FOR	☐	AGAINST	☐	ABSTAIN	☐

PROPOSAL 3: A non-binding advisory resolution to approve executive compensation	FOR	☐	AGAINST	☐	ABSTAIN	☐

PROPOSAL 4: Amendment to Articles - increase in authorized share capital	FOR	☐	AGAINST	☐	ABSTAIN	☐

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting. This Proxy, when properly executed, will be voted in the manner directed by the Registered Stockholder.  If no direction is made, this Proxy will be voted "FOR" each of the nominated directors and "FOR" the remaining Proposals.

Dated:	Signature:

Please sign exactly as name appears below. When shares are held jointly, both Registered Stockholders should sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate full title as such.  If a corporation, please indicate full corporate name; and if signed by the president or another authorized officer, please specify the officer's capacity. If a partnership, please sign in partnership name by authorized person.

SIGN HERE:
Please Print Name:
Date:
Number of Shares Represented by Proxy

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED.

SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1. This form of proxy ("Instrument of Proxy") must be signed by you, the Registered Stockholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

2. If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Stockholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Stockholder.

3. A Registered Stockholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the Scrutineer before the Meeting begins.

4. A Registered Stockholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a) appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is; OR

(b) appoint another proxyholder.

5. The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Stockholder on any poll of a resolution that may be called for and, if the Registered Stockholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly.  Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

INSTRUCTIONS AND OPTIONS FOR VOTING:

To be represented at the Meeting, this Instrument of Proxy must be DEPOSITED at the office of Empire Stock Transfer., by mail in the enclosed business reply envelope, at any time up to and including 2:00 p.m. (Pacific time) on May 2, 2022, or at least 48 hours (excluding Saturdays, Sundays and holidays) before the time that the Meeting is to be reconvened after any adjournment of the Meeting.

If there you have any questions please don't hesitate to email us at brian@empirestock.com, or call us at (702) 818-5898

SCHEDULE A

BARBARA K. CEGAVSKE Secretary of State 204 North Carson Street, Ste 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: www.nvsos.gov

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

WOLVERINE TECHNOLOGIES CORP.

2. The articles have been amended as follows: (provide article numbers, if available)

The Capital Stock shall consist of 5,000,000,000 shares of common stock, $0.001 par value, all of which stock shall be entitled to voting power.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date of filing: (optional)

                                                             (must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X
Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.
This form must be accompanied by appropriate fees.	Nevada Secretary of State Amend Profit-After
Revised: 7-1-08